EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8, No. 333-10967.

                                            ARTHUR  ANDERSEN LLP

Dallas, Texas
April 15, 1998